ISI
   INTERNATIONAL STRATEGY & INVESTMENT

                                       ISI
                                 NORTH AMERICAN
                                 GOVERNMENT BOND
                                   FUND SHARES

                           (A CLASS OF NORTH AMERICAN
                           GOVERNMENT BOND FUND, INC.)

                                 NORTH AMERICAN
                                 [LOGO OMITTED]

                                  ANNUAL REPORT
                                 MARCH 31, 2001

================================================================================
 INVESTMENT ADVISOR'S REPORT
================================================================================

     We are pleased to report on the progress of your Fund for the fiscal year ended March 31, 2001.

     The Fund seeks a high level of current income consistent with prudent investment risk by using high quality U.S., Canadian and Mexican fixed-income securities. The Fund's total return for the fiscal year ended March 31, 2001 was +10.74%; cumulative total returns were +23.00% for three years and + 52.17% for five years. Please see the portfolio management section for more details. Since its inception, on January 15, 1993, the Fund has had a cumulative total return of +65.51%.


PORTFOLIO MANAGEMENT
     Our investment approach is to actively manage the portfolio, adjusting the Fund's average portfolio weightings as ISI anticipates changes in the markets. Please see table for changes to portfolio structure since our last annual report.

================================================================================
 COUNTRY WEIGHTINGS
 (% OF INVESTMENTS)
================================================================================
                    3/31/00      9/29/00      3/30/01
                   ---------    ---------    ---------
U.S.                  84.6%         69.4%        79.5%
Canada                 7.5%         15.9%         7.9%
Mexico                 7.9%         14.7%        12.6%

     During the last year, U.S. Treasuries were generally emphasized versus the two other markets. This emphasis was a positive to performance because U.S. bonds outperformed the combination of the two markets. The Canadian sector (which is all denominated in U.S. dollars) was expanded mid-year but was reduced when the Fund built up its high quality U.S. Corporates section. The Mexican sector percentage weighting was actively managed based on both the level of interest rates and the value of the currency. For example, at the end of the last fiscal year, the peso was expensive at 9.25 pesos to the U.S. dollar; by September the currency was cheaper rising to the 9.45 range. At the same time, interest rates rose from 15% on the six month T-Bill to 17%. Taking advantage of these changes, the Fund expanded its Mexico sector from 7.9% in March 2000 to 14.7% in September 2000. As new money flowed into the Fund, the Mexican investment position was maintained at a relatively full 13% of the total portfolio. High quality U.S. Corporates were built up starting in August 2000 and at the end of March 2001 represent 8% of the total Fund's assets. Please see the ISI OUTLOOK that follows this letter for our assessment of the U.S., Canada, and Mexico.

     We would like to welcome our new investors to the Fund and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

/S/SIGNATURE
R.  Alan Medaugh
President

April 12, 2001

================================================================================
 OUTLOOK FOR NORTH AMERICA--MARCH 31, 2001
================================================================================


THE U.S. ECONOMY AND MARKET

OVERVIEW
     Going into 2Q, the economy still appears to be weakening. The stock market remains under pressure and our company surveys are trending lower. Please see graph below. The Journal of Commerce industrial commodity price index made another new low, and recently gold traded below $260. ABC's (the television network) weekly measure of consumer confidence made another new low. The National Purchasing Managers Index remains near a 10-year low reading in March, suggesting that the manufacturing sector is already in recession.

     ISI COMPANY SURVEYS OVERALL AVERAGE
     RETAILERS, AUTO DEALERS, MFG COS.,
     HOMEBUILDERS, BANKS, TECH COS.
     0 = WEAK   100 = STRONG  4 WK. AVG.  MAR 30 44.4

     [LINE GRAPH OMITTED]
     [plot points to follow:]

     7 JUL 1995   52.1
     14 JUL 1995  52.4
     21 JUL 1995  52.4
     28 JUL 1995  53.5
     4 AUG 1995   53.6
     11 AUG 1995  54
     18 AUG 1995  54.1
     25 AUG 1995  53.2
     1 SEP 1995   53
     8 SEP 1995   53.2
     15 SEP 1995  53.5
     22 SEP 1995  54
     29 SEP 1995  53.6
     6 OCT 1995   52.2
     13 OCT 1995  50.2
     20 OCT 1995  48.6
     27 OCT 1995  46.9
     3 NOV 1995   46.1
     10 NOV 1995  46.9
     17 NOV 1995  47.7
     24 NOV 1995  49.1
     1 DEC 1995   48.8
     8 DEC 1995   47.6
     15 DEC 1995  45.7
     22 DEC 1995  43.7
     29 DEC 1995  44.2
     5 JAN 1996   45.3
     12 JAN 1996  46.2
     19 JAN 1996  46.7
     26 JAN 1996  47.2
     2 FEB 1996   47.3
     9 FEB 1996   47.4
     16 FEB 1996  49.5
     23 FEB 1996  50.7
     1 MAR 1996   51.9
     8 MAR 1996   53.6
     15 MAR 1996  52.8
     22 MAR 1996  51.6
     29 MAR 1996  50.9
     5 APR 1996   50.3
     12 APR 1996  50
     19 APR 1996  50
     26 APR 1996  50.4
     3 MAY 1996   50.4
     10 MAY 1996  51.6
     17 MAY 1996  52
     24 MAY 1996  52
     31 MAY 1996  51.8
     7 JUN 1996   51.7
     14 JUN 1996  51.8
     21 JUN 1996  50.8
     28 JUN 1996  50.5
     5 JUL 1996   50.1
     12 JUL 1996  49.3
     19 JUL 1996  49.1
     26 JUL 1996  48.4
     2 AUG 1996   47.6
     9 AUG 1996   48.1
     16 AUG 1996  48.5
     23 AUG 1996  49.3
     30 AUG 1996  49.7
     6 SEP 1996   50.4
     13 SEP 1996  50.2
     20 SEP 1996  49.9
     27 SEP 1996  49.5
     4 OCT 1996   49.2
     11 OCT 1996  49.4
     18 OCT 1996  49.5
     25 OCT 1996  49.8
     1 NOV 1996   49
     8 NOV 1996   48.4
     15 NOV 1996  48.1
     22 NOV 1996  47.7
     29 NOV 1996  47.6
     6 DEC 1996   47.7
     13 DEC 1996  47.2
     20 DEC 1996  46.5
     27 DEC 1996  46.7
     3 JAN 1997   46.7
     10 JAN 1997  47.5
     17 JAN 1997  48.1
     24 JAN 1997  48.8
     31 JAN 1997  49.2
     7 FEB 1997   50.2
     14 FEB 1997  51.3
     21 FEB 1997  51.3
     28 FEB 1997  51.7
     7 MAR 1997   51.8
     14 MAR 1997  52.3
     21 MAR 1997  52.7
     28 MAR 1997  53
     4 APR 1997   52.3
     11 APR 1997  51.8
     18 APR 1997  51.4
     25 APR 1997  50.5
     2 MAY 1997   50.1
     9 MAY 1997   49.5
     16 MAY 1997  49.2
     23 MAY 1997  49.5
     30 MAY 1997  49.6
     6 JUN 1997   49.8
     13 JUN 1997  49.6
     20 JUN 1997  50
     27 JUN 1997  50.8
     4 JUL 1997   51.1
     11 JUL 1997  52.3
     18 JUL 1997  53.1
     25 JUL 1997  53.7
     1 AUG 1997   54.3
     8 AUG 1997   54.9
     15 AUG 1997  55
     22 AUG 1997  55
     29 AUG 1997  55.2
     5 SEP 1997   54.6
     12 SEP 1997  54.4
     19 SEP 1997  53.6
     26 SEP 1997  52.7
     3 OCT 1997   51.9
     10 OCT 1997  51.2
     17 OCT 1997  51.6
     24 OCT 1997  51.9
     31 OCT 1997  52.9
     7 NOV 1997   53.6
     14 NOV 1997  53.5
     21 NOV 1997  53.4
     28 NOV 1997  52.3
     5 DEC 1997   51.5
     12 DEC 1997  50.4
     19 DEC 1997  49.1
     26 DEC 1997  48.9
     2 JAN 1998   48.7
     9 JAN 1998   49.7
     16 JAN 1998  50.9
     23 JAN 1998  51.5
     30 JAN 1998  52.2
     6 FEB 1998   53.1
     13 FEB 1998  53.4
     20 FEB 1998  54
     27 FEB 1998  54.7
     6 MAR 1998   55.1
     13 MAR 1998  55.1
     20 MAR 1998  55.1
     27 MAR 1998  55
     3 APR 1998   55.1
     10 APR 1998  55.9
     17 APR 1998  56.4
     24 APR 1998  57.2
     1 MAY 1998   56.9
     8 MAY 1998   57.2
     15 MAY 1998  56.9
     22 MAY 1998  56.8
     29 MAY 1998  56.8
     5 JUN 1998   56.8
     12 JUN 1998  56.4
     19 JUN 1998  55.4
     26 JUN 1998  54.4
     3 JUL 1998   53.8
     10 JUL 1998  53.2
     17 JUL 1998  53.1
     24 JUL 1998  53
     31 JUL 1998  52.4
     7 AUG 1998   53.2
     14 AUG 1998  52.8
     21 AUG 1998  52.4
     28 AUG 1998  52.2
     4 SEP 1998   51.6
     11 SEP 1998  52.3
     18 SEP 1998  52.5
     25 SEP 1998  52.2
     2 OCT 1998   51.2
     9 OCT 1998   50.9
     16 OCT 1998  51
     23 OCT 1998  50.2
     30 OCT 1998  50
     6 NOV 1998   48.7
     13 NOV 1998  47.8
     20 NOV 1998  48.2
     27 NOV 1998  48.4
     4 DEC 1998   48.9
     11 DEC 1998  49.4
     18 DEC 1998  49.3
     25 DEC 1998  49.3
     1 JAN 1999   49.7
     8 JAN 1999   50.5
     15 JAN 1999  51.6
     22 JAN 1999  52.3
     29 JAN 1999  52.9
     5 FEB 1999   53.4
     12 FEB 1999  53.5
     19 FEB 1999  54.1
     26 FEB 1999  53.9
     5 MAR 1999   53.1
     12 MAR 1999  53.2
     19 MAR 1999  53.3
     26 MAR 1999  53.8
     2 APR 1999   54.6
     9 APR 1999   55.1
     16 APR 1999  54.7
     23 APR 1999  54.3
     30 APR 1999  54.5
     7 MAY 1999   54.6
     14 MAY 1999  55
     21 MAY 1999  55.3
     28 MAY 1999  55.5
     4 JUN 1999   55.8
     11 JUN 1999  56.2
     18 JUN 1999  56.7
     25 JUN 1999  56.3
     2 JUL 1999   55.9
     9 JUL 1999   55.7
     16 JUL 1999  55.1
     23 JUL 1999  54.9
     30 JUL 1999  55.1
     6 AUG 1999   55
     13 AUG 1999  54.7
     20 AUG 1999  54.7
     27 AUG 1999  53.7
     3 SEP 1999   53
     10 SEP 1999  53.1
     17 SEP 1999  53.1
     24 SEP 1999  53.8
     1 OCT 1999   54.1
     8 OCT 1999   54.2
     15 OCT 1999  53.9
     22 OCT 1999  53.4
     29 OCT 1999  52.8
     5 NOV 1999   52
     12 NOV 1999  51.8
     19 NOV 1999  51.1
     26 NOV 1999  51.3
     3 DEC 1999   52.2
     10 DEC 1999  52.9
     17 DEC 1999  52.8
     24 DEC 1999  52.6
     31 DEC 1999  52.2
     7 JAN 2000   52.1
     14 JAN 2000  53.6
     21 JAN 2000  54.9
     28 JAN 2000  55.6
     4 FEB 2000   55.6
     11 FEB 2000  56.1
     18 FEB 2000  56.4
     25 FEB 2000  57.5
     3 MAR 2000   58.6
     10 MAR 2000  59.4
     17 MAR 2000  59.5
     24 MAR 2000  59.1
     31 MAR 2000  59.3
     7 APR 2000   59.3
     14 APR 2000  59.8
     21 APR 2000  60.3
     28 APR 2000  59.7
     5 MAY 2000   59.6
     12 MAY 2000  59.6
     19 MAY 2000  59.1
     26 MAY 2000  58.9
     2 JUN 2000   57.9
     9 JUN 2000   56.5
     16 JUN 2000  55
     23 JUN 2000  54.6
     30 JUN 2000  53.9
     7 JUL 2000   54.5
     14 JUL 2000  55.1
     21 JUL 2000  55
     28 JUL 2000  55.5
     4 AUG 2000   55.3
     11 AUG 2000  55.6
     18 AUG 2000  55.8
     25 AUG 2000  56
     1 SEP 2000   56.2
     8 SEP 2000   56.7
     15 SEP 2000  57.2
     22 SEP 2000  57
     29 SEP 2000  56.5
     6 OCT 2000   55.6
     13 OCT 2000  54.7
     20 OCT 2000  53.6
     27 OCT 2000  52.7
     3 NOV 2000   51.8
     10 NOV 2000  51.1
     17 NOV 2000  51
     24 NOV 2000  51.1
     1 DEC 2000   51
     8 DEC 2000   50.7
     15 DEC 2000  49.6
     22 DEC 2000  48.1
     29 DEC 2000  46.8
     5 JAN 2001   46.7
     12 JAN 2001  47.7
     19 JAN 2001  48.3
     26 JAN 2001  49.3
     2 FEB 2001   49.3
     9 FEB 2001   48.9
     16 FEB 2001  48.7
     23 FEB 2001  48
     2 MAR 2001   47.1
     9 MAR 2001   46.1
     16 MAR 2001  45.6
     23 MAR 2001  45
     30 MAR 2001  44.4
     6 APR 2001   44.6


     Because they have held up best, we've been watching our homebuilders survey and our auto dealers survey closest. Both clicked up recently, and both are still at solid levels. However, our homebuilders survey is now clearly below its February peak, and our auto dealers survey has recently declined.


THE ECONOMY
     The case that the economy is already in recession (or headed there) rests on these four solid legs. First, a number of well-respected indicators are already in recession territory, including the Conference Board's leading indicator, unemployment claims, help-wanted ads, and durable goods orders. Second, solid fundamental arguments for a recession are not hard to find including The Perfect Storm forces (rates, energy and technology) and the inverted yield curve. Third, company warnings are consistent with a recession including many non-manufacturing companies (as well as manufacturing companies) such as Disney, Schwab, the New York Times, American Greetings, US Airways, UPS, and Staples, to mention a few in March alone. One reason there are so many company warnings is that nominal GDP growth over the past three quarters has run at just a 3% annual rate, which is clearly in recession territory. Fourth, with the Wilshire down -30% year-to-year, the most since the 1974 great recession, and the Dow Jones just ending its worst first quarter since 1978, the stock market is clearly forecasting a recession.

     For almost eight years, we have tallied layoff announcements each week. Over the past 13 weeks, they have averaged almost 45,000 per week, which is roughly double the prior peak. It's impossible that this doesn't mean something. So, in our view, except for when real GDP has already been reported down for two quarters (the definition of a recession), there's probably never been a stronger case for recession than the one that exists today.


THE MARKETS
     The day-to-day market action indicates uncertainty about whether or not we are in a recession. This is a central problem for both stocks and bonds. For example, recently when one measure of consumer confidence posted a rebound, there was a

================================================================================
 OUTLOOK FOR NORTH AMERICA (CONTINUED)
================================================================================

feeling that perhaps the worst was behind us; stocks rallied, bonds sold off, and oops, maybe no between-meeting rate cut. Then stocks sold off, and bonds rallied. As long as this debate persists between recession and reacceleration, neither market will be able to make much progress. However, if economic news turns clearly weaker, as we believe, the debate will end, and a consensus will develop that the economy is likely to be weak for some time, and that inflation is again receding. In that setting, stocks and bonds will rally together. Indeed, there have been plenty of times when stocks and bonds have rallied together for extended periods of time, eg, 1991-1993.

     The stock market needs unconditional love from the Fed. Indeed, because of the recession debate, the Fed's easings are now conditional, e.g., conditional on consumer confidence continuing to decline, or the CPI calming down, etc. In this light, a financial crisis would be positive for both stocks and bonds (as financial crises typically are) because the debate would be decided.

================================================================================
 ISI FORECAST
================================================================================
              00:3Q  00:4Q  01:1Q  01:2Q  01:3Q  01:4Q
              -----  -----  -----  -----  -----  -----
Nominal GDP    3.8%  3.0%   2.5%    1.0%   1.0%   3.0%
Real GDP       2.2%  1.0%   1.0%    0.0%   0.0%   2.0%
GDP Price
  Deflator     1.6%  2.0%   1.5%    1.0%   1.0%   1.0%
10-Year
  Bond Yield*  5.8%  5.1%   4.9%    4.5%   4.4%   4.7%
Fed Funds
  Rate*        6.5%  6.5%   5.0%    4.0%   3.8%   3.8%
S&P 500
  Operating
  EPS**        $58   $52    $49     $50    $49    $52
Y/Y% Change      9%   -5%   -14%    -13%   -15%    -1%

--------------------------------------------------------------------------------
  * End of quarter
** S&P 500 EPS, seasonally adjusted, annual rate.

THE MEXICAN ECONOMY AND MARKET

OVERVIEW
     A weak external environment and tight monetary policy have begun to slow the Mexican economy. Mexico's trade balance is experiencing the immediate effects of slower U.S. growth. The manufacturing sector has also demonstrated some economic troubles, as total industrial production actually shrank on an annual basis in December for the first time since 1995. In the medium term, as the U.S. experiences the effects of a mild recession and intense price competition, Mexico is likely to gain new U.S. customers because of its successful record of serving as a cheap replacement for current U.S. production. But for the moment the U.S. slow down has had a negative impact on the Mexican economy. The Fox government is also intent on encouraging Congress to approve a non-watered-down version of its tax reform bill. These proposals again while a long term positive for the economy will hold it back in the short run. All together economic growth is set to slow to 4.0% this year, and could be even slower, especially if a significant VAT tax is included in the final tax legislation.

     The longer-term outlook for Mexico is quite bright, supported by an insatiable U.S. appetite for imports, falling inflation, continuing fiscal austerity, deregulation of the energy and telecommunications sector, and increasing levels of foreign direct investment.


THE MARKET
     The peso has been among the strongest currencies in the world over the last year. The Mexican stock market has also held up well in a generally declining world equity climate. A new political profile with a renewed emphasis on developing export markets and controlling the budget has helped

================================================================================
 OUTLOOK FOR NORTH AMERICA (CONTINUED)
================================================================================


propel Mexican markets. The currency is unlikely to continue to be a standout, but because of the realities of a successful North American trading block it is also unlikely to have a major fall even in a sluggish global environment. ISI expects interest rates in Mexico to trend lower. At today's levels of 15% to 16% for short Treasury Bills, the premium over inflation is substantial. Inflation is currently around 9% and headed towards 6%. Mexican Treasury Bill rates are likely to fall at least 3% over the next year i.e. into the 12% to 13% range. This would still be a good investment value and also would help maintain the peso's value.


THE CANADIAN ECONOMY AND MARKET

OVERVIEW
     The U.S. manufacturing sector is already in recession, and will likely pull Canadian manufacturers along with it. A recent survey of Canadian business conditions in manufacturing shows a severe deterioration in sentiment at the beginning of the year. Monetary conditions are easy, and both the Bank of Canada and the Federal Reserve are expected to continue to cut interest rates through the year. The Canadian federal and provincial governments are providing personal income tax relief and enhanced spending worth at least $17 billion this year (1.7% of GDP). Stimulative fiscal and monetary policy will offset some of the manufacturing sector negatives but as in the U.S., the Canadian economy is set to experience a mild recession over the next half a year. Responding to the above policy stimulus, later this year, the Canadian economy should show some signs of recovery. But as in most previous U.S. recessions, Canada takes a longer time to recover than the U.S. and that is likely to be the case again this time.


THE MARKET
     The Toronto Stock Exchange Index has experienced poor performance similar to the S&P 500. The negative wealth effect as in the U.S. is likely to reduce consumer confidence. Canadian Government bonds have underperformed U.S. Treasuries. For example, the Canadian 10-year yield is only down -33 basis points over the last six months while the U.S. 10-year is down -85 basis points. The result is a higher yield structure in Canada than in the U.S. Please see table below:

================================================================================
 GOVERNMENT BENCHMARK INDEX
 YIELDS AS OF APRIL 3, 2001
================================================================================
                                        Canadian yield
Maturity          Canada        U.S.         Advantage
--------          ------       -----    --------------
2 Year             4.71%       4.15%            +56 BP
5                  5.10%       4.56%            +54 BP
10                 5.43%       4.96%            +47 BP
30                 5.81%       5.51%            +30 BP

     A portion of Canada's higher relative yield is due to the Quebec Sovereignty risk and its negative impact on the currency. Quebec's Prime Minister recently changed from the "Practical" Lucian Buchard to the "fire band" Bernhard Landry. As a result, the level of rhetoric about Quebec's rightful place as a separate nation quickly escalated. The possibilities of a Referendum on Sovereignty in the next two years (the length of the current government's mandate) is much higher now than it was a few months ago. Sovereignty is a negative factor along with the mild U.S. recession because it typically means a worse result for Canada. The currency decline and the compensating yield advantage are the results of these twin negatives. See the chart on the following page:

================================================================================
 OUTLOOK FOR NORTH AMERICA (CONCLUDED)
================================================================================

================================================================================
 CANADIAN DOLOR SPOT (CDS)
================================================================================

     CMN/Close
Last            1.5756
High 03/30/01   1.5756
Low 03/30/00    1.4488

 [LINE GRAPH OMITTED]
 [plot points to follow:]

 3/31/2000                                                  1.4488
 4/7/2000                                                   1.4583
 4/14/2000                                                  1.4768
 4/21/2000                                                  1.4726
 4/28/2000                                                  1.4798
 5/5/2000                                                   1.4901
 5/12/2000                                                  1.4855
 5/19/2000                                                  1.4967
 5/26/2000                                                  1.5031
 6/2/2000                                                   1.4771
 6/9/2000                                                   1.4747
 6/16/2000                                                  1.466
 6/23/2000                                                  1.4828
 6/30/2000                                                  1.4809
 7/7/2000                                                   1.4805
 7/14/2000                                                  1.4847
 7/21/2000                                                  1.471
 7/28/2000                                                  1.4783
 8/4/2000                                                   1.4895
 8/11/2000                                                  1.4836
 8/18/2000                                                  1.4757
 8/25/2000                                                  1.4838
 9/1/2000                                                   1.4738
 9/8/2000                                                   1.4769
 9/15/2000                                                  1.4828
 9/22/2000                                                  1.4882
 9/29/2000                                                  1.5032
 10/6/2000                                                  1.5035
 10/13/2000                                                 1.5063
 10/20/2000                                                 1.5114
 10/27/2000                                                 1.5291
 11/3/2000                                                  1.5327
 11/10/2000                                                 1.5424
 11/17/2000                                                 1.5567
 11/24/2000                                                 1.5387
 12/1/2000                                                  1.5466
 12/8/2000                                                  1.5159
 12/15/2000                                                 1.5205
 12/22/2000                                                 1.5171
 12/29/2000                                                 1.4991
 1/5/2001                                                   1.4988
 1/12/2001                                                  1.4991
 1/19/2001                                                  1.5113
 1/26/2001                                                  1.5043
 2/2/2001                                                   1.4967
 2/9/2001                                                   1.5112
 2/16/2001                                                  1.5398
 2/23/2001                                                  1.5371
 3/2/2001                                                   1.5448
 3/9/2001                                                   1.5465
 3/16/2001                                                  1.5685
 3/23/2001                                                  1.5646
 3/30/2001                                                  1.5756

 At some point the Canadian yield advantage and a cheap currency produce a good investment opportunity. So far the Fund is on the sidelines investing only in Canadian issues denominated in U.S. dollars.

================================================================================
 ADDITIONAL PERFORMANCE INFORMATION
================================================================================

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 3.00% maximum sales charge.

     While this table is required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

---------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN*
                                    % Return with
  Periods ended 3/31/01:             Sales Charge(1)
---------------------------------------------------------
  One Year                               7.42%
---------------------------------------------------------
  Five Year                              8.10%
---------------------------------------------------------
  Since Inception (1/15/93)              5.94%
---------------------------------------------------------

---------------------------------------------------------
        CHANGE IN VALUE OF A $10,000 INVESTMENT
---------------------------------------------------------

---------------------------------------------------------
        January 15, 1993 (2) - March 31, 2001
---------------------------------------------------------

                   [LINE GRAPH OMITTED]
                   [plot points to follow:]

                   ISI North       Lehman                 Lehman Brothers
                   American       Brothers     Consumer      Emerging
                  Government     Intermediate    Price    Americas Index:
                   Bond Fund    Treasury Index   Index     Mexico Section
  1/93               9700           10000        10000         10000
  3/93               9911           10186        10070         10322
  3/94              10186           10425        10323         11097
  3/95               9339           10867        10617          8616
  3/96              10550           11856        10919         12590
  3/97              11384           12407        11220         14940
  3/98              13052           13573        11374         17910
  3/99              13831           14470        11571         17818
  3/00              14497           14842        11999         19997
  3/01              16054           16550        12356         23451


--------------------------------------------------------------------------------
1  Assumes maximum sales charge of 3.0%.
2  Commencement of operations.
* These figures assume the reinvestment of dividends and capital gains distributions and reflect the maximum sales charge. The indices listed above are unmanaged and are widely recognized as indicators of performance in their respective sectors. The Lehman Brothers Intermediate Treasury Index is a performance indicator of the intermediate-term US Treasury market, the CPI is a general indicator of inflation and the Lehman Brothers Emerging Americas
   Index: Mexico Section is an indicator of the interest rate structure of Mexican government and private corporate debt. Management is not aware of any single index that is truly representative of the Fund since the Fund's assets are allocated across three different countries and each country's weighting is periodically adjusted to reflect the advisor's outlook on current market conditions. Past performance is not an indicator of future results. Performance would have been lower during the specific period if certain fees and expenses had not been waived by theFund.

================================================================================
 NORTH AMERICAN GOVERNMENT BOND FUND, INC.
================================================================================

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2001

                                          INTEREST        MATURITY         PAR/NOMINAL        MARKET
SECURITY                                    RATE            DATE             VALUE 1           VALUE
------------------------------------------------------------------------------------------------------
CANADIAN SECURITIES--7.86%
Canadian Global Bond                         6.375%      7/21/05          $ 4,000,000      $ 4,172,900
Canadian Global Bond                         6.750%      8/28/06            4,750,000        5,061,196
                                                                                           -----------
   TOTAL CANADIAN SECURITIES
      (Cost $8,828,174) ................................................................     9,234,096
                                                                                           -----------
MEXICAN SECURITIES--12.55%
Mexican Cetes2                              15.100%4      4/5/01         P  2,021,068        2,123,289
Mexican Cetes2                              15.100%4     4/19/01            1,601,604        1,672,811
Mexican Cetes2                              16.350%4     7/12/01            1,159,148        1,165,776
Mexican Cetes2                              16.350%4      9/6/01            1,080,547        1,060,959
Mexican Cetes2                              16.350%4    11/29/01            1,070,764        1,015,245
Mexican Cetes2                              16.350%4     1/24/02            6,915,551        6,410,214
Mexican Udibonos3                            6.500%4     5/24/01               42,196        1,287,685
                                                                                           -----------
   TOTAL MEXICAN SECURITIES
      (Cost $14,233,401) ...............................................................    14,735,979
                                                                                           -----------
US SECURITIES--45.66%
US Treasury Bonds                           10.375%     11/15/12          $ 6,500,000        8,453,048
US Treasury Bonds                            7.500%     11/15/16           17,100,000       20,656,270
US Treasury Bonds                            7.875%      2/15/21            2,750,000        3,497,656
US Treasury Bonds                            8.125%      8/15/21            2,900,000        3,785,408
US Treasury Bonds                            7.125%      2/15/23            2,500,000        2,972,658
US Treasury Bonds                            6.000%      2/15/26            5,000,000        5,250,000
US Treasury Note                             5.250%      5/15/04            6,000,000        6,144,378
US Treasury STRIP                            5.670%4     5/15/17            7,250,000        2,870,710
                                                                                           -----------
   TOTAL US SECURITIES
      (Cost $53,706,748) ...............................................................    53,630,128
                                                                                           -----------
CORPORATE NOTES--8.02%
General Electric Co.                         6.875%     11/15/10          $ 3,000,000        3,201,918
Citigroup, Inc.                              6.500%      1/18/11            3,000,000        3,026,100
Wal-Mart Stores, Inc.                        6.875%      8/10/09            3,000,000        3,188,319
                                                                                           -----------
   TOTAL CORPORATE NOTES
      (Cost $8,998,305) ................................................................     9,416,337
                                                                                           -----------

================================================================================
 NORTH AMERICAN GOVERNMENT BOND FUND, INC.
================================================================================

SCHEDULE OF INVESTMENTS (CONCLUDED)                               MARCH 31, 2001

                                                 INTEREST        MATURITY         PAR/NOMINAL     MARKET
SECURITY                                           RATE            DATE             VALUE1         VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--23.55%
     GOLDMAN SACHS & CO., 5.24%
        Dated 03/30/01, to be repurchased on
        04/02/01, collateralized by US
        Treasury Note with a par value
        of $26,959,000, coupon rate of
        5.75%, due 10/31/02, with a
        market value of $28,212,107
        (Cost 27,658,000) ....................... 5.240%          4/2/01          $27,658,000  $ 27,658,000
                                                                                               ------------
   TOTAL REPURCHASE AGREEMENTS
      (Cost $27,658,000) ....................................................................    27,658,000
                                                                                               ------------
TOTAL INVESTMENTS--97.64%
      (Cost $113,424,628)5 ..................................................................  $114,674,540

OTHER ASSETS IN EXCESS OF LIABILITIES--2.36% ................................................     2,770,655
                                                                                               ------------
NET ASSETS--100.00% .........................................................................  $117,445,195
                                                                                               ============

--------------------------------------------------------------------------------
1  Par value is shown in local currency: Mexican pesos (P) and US dollars ($).
2  Cetes are short-term Mexican government debt securities.
3 Udibonos are securities issued by the Mexican Government and are redeemed at face value at maturity. Face value is adjusted for changes in the Mexican Consumer Price Index. The interest rate is fixed and payable every 182 days.
4  Yield as of March 31, 2001.
5  Also aggregate cost for federal tax purposes.

================================================================================
 NORTH AMERICAN GOVERNMENT BOND FUND, INC.
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

                                                                                         MARCH 31, 2001
-------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at value (cost $113,424,628) ........................................     $114,674,540
    Cash 1............................................................................            1,014
    Receivable for capital shares sold ...............................................        1,696,213
    Dividend and interest receivable .................................................        1,272,492
    Prepaid expenses and other .......................................................           22,826
                                                                                           ------------
       Total assets ..................................................................      117,667,085
                                                                                           ------------
LIABILITIES:
    Payable for capital shares redeemed ..............................................           83,200
    Accounting fee payable ...........................................................            6,191
    Administration fee payable .......................................................            9,123
    Advisory fee payable .............................................................            1,347
    Custody fee payable ..............................................................           22,843
    Distribution fee payable .........................................................           38,266
    Transfer agent fee payable .......................................................           12,165
    Accrued expenses and other .......................................................           48,755
                                                                                           ------------
       Total liabilities .............................................................          221,890
                                                                                           ------------
Net assets ...........................................................................     $117,445,195
                                                                                           ============
COMPOSITION OF NET ASSETS:
    Paid-in capital ..................................................................     $116,200,748
    Distributions in excess of net investment income .................................           (5,462)
    Accumulated net realized gain from investment and foreign currency transactions                  --
    Net unrealized appreciation on investments and foreign currencies ................        1,249,909
                                                                                           ------------
Net assets ...........................................................................     $117,445,195
                                                                                           ============
Net asset value per share:
    ($117,445,195 / 14,373,651 shares outstanding) ............................................   $8.17
                                                                                                  =====
Maximum offering price per share:
    ($8.17 / .970) ............................................................................   $8.42
                                                                                                  =====

--------------------------------------------------------------------------------
1 Includes foreign cash of $388 with a cost of $391.
See accompanying Notes to Financial Statements.

================================================================================
 NORTH AMERICAN GOVERNMENT BOND FUND, INC.
================================================================================

STATEMENT OF OPERATIONS

                                                                                     FOR THE
                                                                                    YEAR ENDED
                                                                                  MARCH 31, 2001
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest ...................................................................      $5,898,405
                                                                                      ----------
EXPENSES:
    Investment advisory fee ....................................................         342,957
    Distribution fee ...........................................................         342,957
    Administration fee .........................................................          84,094
    Transfer agent fee .........................................................          71,755
    Accounting fee .............................................................          65,356
    Professional fees ..........................................................          62,982
    Custody fees ...............................................................          34,037
    Shareholder reporting fees .................................................          28,314
    Directors' fees ............................................................          10,105
    Miscellaneous ..............................................................          22,010
                                                                                      ----------
       Total expenses ..........................................................       1,064,567
                                                                                      ----------
    Net investment income ......................................................       4,833,838
                                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGNCURRENCYTRANSACTIONS:
    Net realized gain from investment transactions .............................       2,145,898
    Net realized loss from foreign currency transactions .......................        (275,811)
    Net change in unrealized appreciation/depreciation of investments and
       foreign currencies ......................................................       2,716,921
                                                                                      ----------
    Net realized and unrealized gain on investments and foreign currencies .....       4,587,008
                                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $9,420,846
                                                                                      ==========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

================================================================================
 NORTH AMERICAN GOVERNMENT BOND FUND, INC.
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE YEARS ENDED MARCH 31,
                                                                            -------------------------------------
                                                                                2001                   2000
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income ...............................................   $ 4,833,838            $  3,338,339
    Net realized gain (loss) from investment and
       foreign currency transactions ....................................     1,870,087                (240,023)
    Net change in unrealized appreciation/depreciation of investments
       and foreign currencies ...........................................     2,716,921                (244,681)
    Net change in unrealized appreciation/depreciation on
       translation of other assets and liabilities denominated
       in foreign currencies ............................................            --                     855
                                                                           ------------            ------------
    Net increase in net assets resulting from operations ................     9,420,846               2,854,490
                                                                           ------------            ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...............................................    (4,833,838)             (3,338,339)
    Distribution in excess of net investment income .....................       (78,123)                     --
    Return of capital ...................................................    (1,282,349)             (1,722,666)
    Short-term capital gains ............................................      (765,170)               (261,956)
    Long-term capital gains .............................................      (602,463)                     --
                                                                           ------------            ------------
    Total distributions .................................................    (7,561,943)             (5,322,961)
                                                                           ------------            ------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares ........................................    60,681,520              19,725,696
    Value of shares issued in reinvestment of dividends .................     3,786,500               2,275,602
    Cost of shares repurchased ..........................................   (10,579,028)            (13,726,104)
                                                                           ------------            ------------
    Net increase in net assets derived from capital share transactions ..    53,888,992               8,275,194
                                                                           ------------            ------------
    Total increase in net assets ........................................    55,747,895               5,806,723

NET ASSETS:
    Beginning of year ...................................................    61,697,300              55,890,577
                                                                           ------------            ------------
    End of year .........................................................  $117,445,195            $ 61,697,300
                                                                           ============            ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

================================================================================
 NORTH AMERICAN GOVERNMENT BOND FUND, INC.
================================================================================

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)

                                                                      FOR THE YEARS ENDED MARCH 31,
                                                        ------------------------------------------------------------
                                                          2001         2000         1999         1998        1997
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of year ..............   $   8.07       $ 8.42       $ 8.74       $ 8.29       $ 8.37
                                                        --------      -------      -------      -------       ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...........................       0.44         0.49         0.60         0.61         0.75
    Net realized and unrealized gain (loss)
       on investments and foreign currencies ........       0.38        (0.12)       (0.09)        0.56        (0.11)
                                                        --------      -------      -------      -------       ------
    Total from investment operations ................       0.82         0.37         0.51         1.17         0.64
                                                        --------      -------      -------      -------       ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Dividends from net investment income
       and short-term capital gains .................      (0.53)       (0.49)       (0.60)       (0.67)       (0.26)
    Distribution in excess of net
       investment income ............................      (0.01)          --           --        (0.05)          --
    Distribution from long-term capital gains .......      (0.06)          --        (0.23)          --           --
    Return of capital ...............................      (0.12)       (0.23)          --           --        (0.46)
                                                        --------      -------      -------      -------       ------
    Total distributions .............................      (0.72)       (0.72)       (0.83)       (0.72)       (0.72)
                                                        --------      -------      -------      -------       ------
    Net asset value, end of year ....................   $   8.17      $  8.07      $  8.42      $  8.74       $ 8.29
                                                        ========      =======      =======      =======       ======
TOTAL RETURN1 .......................................      10.74%        4.82%        5.96%       14.65%        7.90%
RATIOS TO AVERAGE NET ASSETS:
    Expenses2 .......................................       1.24%        1.25%        1.25%        1.25%        1.25%
    Net investment income3 ..........................       5.62%        5.59%        5.79%        7.17%        8.99%
SUPPLEMENTAL DATA:
    Net assets, end of year (000s omitted) ..........   $117,445      $61,697      $55,891      $52,018      $51,966
    Portfolio turnover rate .........................         89%          32%         173%         125%          46%

--------------------------------------------------------------------------------
1  Total return excludes the effect of sales charges.
2 Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 1.41%, 1.42%, 1.28% and 1.58% for the years ended March 31, 2000, 1999, 1998 and 1997, respectively.
3 Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 5.43%, 5.62%, 7.14% and 8.66% for the years ended March 31, 2000, 1999, 1998 and 1997, respectively.
See accompanying Notes to Financial Statements.

================================================================================
 NOTES TO FINANCIAL STATEMENTS
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES--North American Government Bond Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on October 20, 1992, began operations January 15, 1993. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. It is designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

     The Fund consists of one share class, the ISI Shares, which are subject to a 3.00% maximum front-end sales charge and a 0.40% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the income and expenses that we report for the year. Our estimates could be different from the actual results.

     The Fund's significant accounting policies are:

     VALUATION OF SECURITIES--Debt securities are generally traded in the over-the-counter market. When there is an available market quotation, the Fund values a debt security by using the most recent price provided by an investment dealer. The Fund may also value a debt security by using a price from an independent pricing service that the Investment Advisor has determined reflects the obligation's fair market value. When a market quotation is unavailable or unreliable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     FOREIGN SECURITIES--Beyond the risks common to all bond investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks in the foreign countries in which the Fund invests: adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value; accounting and financial reporting standards differ from those in the US and could convey incomplete information when compared to information typically provided by US companies; or the currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

     REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION--The Fund separates realized gains or losses resulting from foreign exchange rate changes from realized gains or losses resulting from market price changes.

================================================================================
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================


     Net realized foreign exchange rate gains or losses occur due to 1) sales of portfolio securities; 2) sales and maturities of short-term securities; 3) sales of foreign currencies; 4) currency gains or losses realized between the trade and settlement dates on securities transactions; and 5) differences between interest recorded on the Fund's books and the US dollar equivalent of interest that the Fund actually receives or pays.

     The Fund does not  separate its  unrealized  appreciation  or  depreciation
     resulting   from  foreign   exchange   rate  changes  and  its   unrealized
     appreciation or depreciation resulting from market price changes.

     FEDERAL INCOME TAX--The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

     These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, permanent differences as of March 31, 2001, have been primarily attributable to foreign currency transactions, distribution reclasses, and a return of capital, and have been reclassified to the following accounts:

     Undistributed       Accumulated
    Net Investment       Net Realized       Paid-in
     Income (Loss)      Gains (Losses)      Capital
    --------------      --------------    -----------
        $2,717,200        $(1,367,633)    $(1,349,567)


     SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Income and expenses are recorded on an accrual basis. In compliance with the AICPAAudit and Accounting Guide for Investment Companies, as revised, income includes scientific amortization of premiums and accretion of discounts when appropriate. Dividend distributions to shareholders are recorded on the ex-dividend date. Management expects that there will be no impact of the adoption of these principles to the Fund's financial statements.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES--International Strategy and Investment Inc. ("ISI") is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ISI an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.40%. ISI has agreed to waive a portion of its fee and reimburse expenses so that the Fund's total operating expenses for any fiscal year do not exceed 1.25% of the Fund's average daily net assets. For the year ended March 31, 2001, no investment advisory fees were waived.

     Investment Company Capital Corp. ("ICCC") is

================================================================================
 NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
================================================================================


     the Fund's administrator. As compensation for its administrative services, the Fund pays ICCC an annual fee based on the combined average daily net assets of the ISI Funds. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million, and 0.03% of the amount over $500 million.

     Certain officers and directors of the Fund are also officers or directors of ISI or ICCC.

     ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets.

     ICCC also provides transfer agent services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly.

     International Strategy & Investment Group,Inc., ("ISI Group"), an affiliate of ISI, provides distribution services to the Fund for which the Fund pays ISI Group an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets.

C. CAPITAL SHARE TRANSACTIONS--The Fund is authorized to issue up to 25 million shares of $.001 par value capital stock.

D. INVESTMENT TRANSACTIONS--Excluding short-term and US government obligations, purchases of investment securities aggregated $38,566,382 and sales of investment securities aggregated $16,507,140 for the year ended March 31, 2001. Purchases of US government obligations aggregated $55,621,118 and sales of US government obligations aggregated $43,034,559 for the period.

     At March 31, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,982,196 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $732,287.

E. FORWARD CURRENCY EXCHANGE CONTRACTS--Forward currency exchange contracts carry certain risks. These risks include the counter-parties' possible inability to meet the contract terms and the movements in currency values. There were no outstanding contracts as of March 31, 2001.

================================================================================
 INDEPENDENT AUDITORS' REPORT
================================================================================

To the Board of Directors and Shareholders of North American Government Bond Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of North American Government Bond Fund, Inc. (the "Fund"), including the schedule of investments, as of March 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of North American Government Bond Fund, Inc. for the three years in the period ended March 31, 1999 were audited by other auditors whose report, dated April 30, 1999, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North American Government Bond Fund, Inc. as of March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
April 27, 2001


================================================================================
 TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED MARCH 31, 2001
================================================================================

     The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     TheFund's distributions to shareholders included $602,463 from long-term capital gains, all of which is taxable at the 20% capital gains rate.

     Of the ordinary dividends made during the fiscal year ended March 31, 2001, 47.25%, has been derived from investments in U.S.Government and Agency Obligations. All or a part of the distributions from this income may be exempt from taxation at the state level.Consult your tax advisor for state specific information.

--------------------------------------------------------------------------------
     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the ISI Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-955-7175. Read it carefully before you invest.
--------------------------------------------------------------------------------

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                                       ISI
                                 NORTH AMERICAN
                           GOVERNMENT BOND FUND SHARES
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Edward S. Hyman
CHAIRMAN

R. Alan Medaugh
PRESIDENT

Joseph R. Hardiman
DIRECTOR

Louis E. Levy
DIRECTOR

Carl W. Vogt, Esq.
DIRECTOR

Nancy Lazar
VICE PRESIDENT

Edward J. Veilleux
VICE PRESIDENT

Carrie L. Butler
VICE PRESIDENT

Charles A. Rizzo
TREASURER

Amy M. Olmert
ASSISTANT SECRETARY

Daniel O. Hirsch
ASSISTANT SECRETARY

Bruce A.Rosenblum
ASSISTANT SECRETARY

Margaret M. Beeler
ASSISTANT VICE PRESIDENT

Keith C. Reilly
ASSISTANT VICE PRESIDENT

INVESTMENT OBJECTIVE
An open-end mutual fund designed to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

================================================================================
INVESTMENT ADVISOR
================================================================================
ISI, Inc.
535 Madison Avenue, 30th Floor
New York, NY 10022
(800) 955-7175

================================================================================
SHAREHOLDER SERVICING AGENT
================================================================================
Investment Company Capital Corp.
P.O. Box 419426
Kansas City, MO 64141-6426
(800) 882-8585

================================================================================
DISTRIBUTOR
================================================================================
ISI Group, Inc.
535 Madison Avenue, 30th Floor
New York, NY 10022
(800) 955-7175